Exhibit 99.1

Press Release

CONTACT:

Jon Kathol

Vice President, Investor Relations

Tel:813-544-8515

investorrelations@primobrands.com

Primo Brands Corporation Announces Commencement of Exchange Offers

and Consent Solicitations for Outstanding Senior Notes

TAMPA, Fla. and STAMFORD, Conn. – January 27, 2025 – Primo Brands Corporation (NYSE: PRMB) (“Primo Brands” or the “Company”) announced today the commencement of separate private offers to exchange (collectively, the “Offers”) the three series of outstanding senior notes issued by either Primo Water Holdings Inc., an indirect, wholly owned subsidiary of Primo Brands (the “Primo Issuer”), or Triton Water Holdings, Inc., an indirect, wholly owned subsidiary of Primo Brands (the “BlueTriton Issuer” and, together with the Primo Issuer, the “Issuers”), for three new series of senior notes, to be co-issued by the Issuers, and cash. The Offers consist of the following:

•

an offer to exchange any and all of the €450,000,000 in aggregate principal amount of outstanding 3.875% Senior Notes due 2028 (the “Existing Primo 2028 Notes”) issued by the Primo Issuer for a combination of new 3.875% Senior Secured Notes due 2028 (the “New Secured Euro Notes”), to be co-issued by the Issuers, and cash;

•

an offer to exchange any and all of the $750,000,000 in aggregate principal amount of outstanding 4.375% Senior Notes due 2029 (the “Existing Primo 2029 Notes” and, together with the Existing Primo 2028 Notes, the “Existing Primo Notes”) issued by the Primo Issuer for a combination of new 4.375% Senior Secured Notes due 2029 (the “New Secured Dollar Notes” and, together with the New Secured Euro Notes, the “New Secured Notes”), to be co-issued by the Issuers, and cash; and

•

an offer to exchange any and all of the $713,023,000 in aggregate principal amount of outstanding 6.250% Senior Notes due 2029 (the “Existing BlueTriton Notes” and, together with the Existing Primo Notes, the “Existing Notes”) issued by the BlueTriton Issuer for a combination of new 6.250% Senior Notes due 2029 (the “New Unsecured Notes” and, together with the New Secured Notes, the “New Notes”), to be co-issued by the Issuers, and cash.

The Offers are, in each case, subject to certain conditions, including, among others, the conditions that (i) no less than $300.0 million aggregate principal amount of each tranche of New Notes (or the euro-equivalent, in the case of the New Secured Euro Notes) shall be issued in exchange for a tranche of Existing Notes validly tendered (and not validly withdrawn) (collectively, the “Minimum Issuance Conditions”), (ii) the Requisite Consents (as defined below) for such series of Existing Notes shall have been received (the “Requisite Consents Condition”), and (iii) the Credit Facilities Transactions (as defined below) shall be consummated (the “Credit Facilities Transactions Condition”).

The consideration offered in the Offers and Consent Solicitations (i) per €1,000 in aggregate principal amount of Existing Primo 2028 Notes tendered, (ii) per $1,000 in aggregate principal amount of Existing Primo 2029 Notes tendered, and (iii) per $1,000 in aggregate principal amount of Existing BlueTriton Notes tendered, in each case, is summarized below.

Press Release

Title of Existing Notes to be Tendered	CUSIP Numbers / Common Codes / ISINS	Aggregate Principal Amount Outstanding	Title of New Notes Offered	Exchange Consideration	Early Exchange Premium	Total Consideration
3.875% Senior Notes due 2028 issued by the Primo Issuer	Common Codes Rule 144A: 224180543 Reg S: 224180446	€450,000,000	3.875% Senior Secured Notes due 2028	€970 in aggregate principal amount of New Secured Euro Notes	€30 in aggregate principal amount of New Secured Notes €2.50 in cash	€1,000 in aggregate principal amount of New Secured Euro Notes €2.50 in cash
	ISINs Rule 144A: XS2241805436 Reg S: XS2241804462
4.375% Senior Notes due 2029 issued by the Primo Issuer	CUSIPs Rule 144A: 74168LAA4 Reg S: U74188AB6	$750,000,000	4.375% Senior Secured Notes due 2029	$970 in aggregate principal amount of New Secured Dollar Notes	$30 in aggregate principal amount of New Secured Notes $2.50 in cash	$1,000 in aggregate principal amount of New Secured Dollar Notes $2.50 in cash
6.250% Senior Notes due 2029 issued by the BlueTriton Issuer	CUSIPs Rule 144A: 89680E AA7 Reg S: U8968L AA1	$713,023,000	6.250% Senior Notes due 2029	$970 in aggregate principal amount of New Unsecured Notes	$30 in aggregate principal amount of New Unsecured Notes $2.50 in cash	$1,000 in aggregate principal amount of New Unsecured Notes $2.50 in cash

Eligible Holders who validly tender (and do not validly withdraw) their Existing Notes and deliver their related consents at or prior to 5:00 p.m., New York City time, on February 7, 2025, unless extended by the Issuers (the “Early Tender Date”) will be eligible to receive (i) for each €1,000 in aggregate principal amount of Existing Primo 2028 Notes validly tendered for exchange, €1,000 in aggregate principal amount of New Secured Euro Notes and a cash payment of €2.50, (ii) for each $1,000 in aggregate principal amount of Existing Primo 2029 Notes validly tendered for exchange, $1,000 in aggregate principal amount of New Secured Dollar Notes and a cash payment of $2.50, and (iii) for each $1,000 in aggregate principal amount of Existing BlueTriton Notes validly tendered for exchange, $1,000 in aggregate principal amount of New Unsecured Notes and a cash payment of $2.50 (with respect to each series of Existing Notes, as applicable, the “Total Consideration”). Eligible Holders must tender their Existing Notes at or prior to the Early Tender Date in order to be eligible to receive the Early Exchange Premium (as indicated in the table above) for such Existing Notes accepted in the applicable Offer.

Eligible Holders of Existing Notes who validly tender (and do not validly withdraw) their Existing Notes and deliver their related consents after the Early Tender Date, and at or prior to 5:00 p.m., New York City time, on February 25, 2025, unless extended by the Issuers (the “Expiration Date”), will not be eligible to receive the Early Exchange Premium and will be eligible to receive (i) for each €1,000 in aggregate principal amount of Existing Primo 2028 Notes validly tendered for exchange, €970 in aggregate principal amount of New Secured Euro Notes, (ii) for each $1,000 in aggregate principal amount of Existing Primo 2029 Notes validly tendered for exchange, $970 in aggregate principal amount of New Secured Dollar Notes, and (iii) for each $1,000 in aggregate principal amount of Existing BlueTriton Notes validly tendered for exchange, $970 in aggregate principal amount of New Unsecured Notes (with respect to each series of Existing Notes, as applicable, the “Exchange Consideration”).

Press Release

In conjunction with the Offers, the Issuers are also soliciting (collectively, the “Consent Solicitations”) consents from Eligible Holders (as defined below) of the Existing Notes to (i) certain proposed amendments (the “Proposed Amendments”) to eliminate substantially all of the restrictive covenants, certain of the default provisions, and certain other provisions contained in each indenture governing the applicable series of Existing Notes and (ii) with respect to each series of Existing Primo Notes, release the note guarantee of each guarantor of such series of Existing Primo Notes (the “Primo Guarantor Releases”). The Issuers must receive consents (the “Requisite Consents”) from Eligible Holders representing a majority in aggregate principal amount of the applicable series of Existing Notes outstanding to adopt the Proposed Amendments and effectuate the Primo Guarantor Releases, in each case, with respect to the applicable series of Existing Notes.

Substantially concurrently with the issuance of the New Notes on the earliest Settlement Date (as defined below), the Company expects to (i) repay any amounts outstanding, and terminate commitments, under the BlueTriton Issuer’s existing revolving credit facility, (ii) repay any amounts outstanding, and terminate commitments, under the Primo Issuer’s existing revolving credit facility, and (iii) enter into an amended credit agreement (the “Amended Credit Agreement”) providing for, among other things, (x) a repricing of the Company’s existing term loan facility and (y) a new revolving credit facility, which will provide for revolving loans, swing line loans, and letters of credit in an aggregate amount of up to $750.0 million and which will mature in February 2030 (the “New Revolving Credit Facility,” the transactions referred to in clauses (i) through (iii), the “Credit Facilities Transactions,” and the Credit Facilities Transactions, together with the Offers and Consent Solicitations, collectively, the “Refinancing Transactions”). The Refinancing Transactions may not be consummated on the terms described in this press release or at all. The complete terms and conditions of the Refinancing Transactions are set forth in the Offering Memorandum.

The New Notes will be guaranteed by Primo Brands and substantially all of Primo Brands’ material, wholly owned domestic subsidiaries, subject to certain customary exceptions. In addition, the New Secured Notes will be secured on a first lien basis by substantially all of the assets of each of the Issuers and the New Notes Guarantors (as defined in the Offering Memorandum), subject to certain customary exceptions, which liens shall be pari passu with the liens securing the Amended Credit Agreement. The Existing Primo Notes are guaranteed only by the Existing Primo Notes Guarantors (as defined in the Offering Memorandum), and not by any of the Existing BlueTriton Notes Guarantors (as defined in the Offering Memorandum). The Existing BlueTriton Notes are guaranteed only by the Existing BlueTriton Notes Guarantors, and not by any of the Existing Primo Notes Guarantors. In addition, no series of the Existing Notes are secured by liens on any collateral.

The Issuers reserve the right, but are under no obligation, at any point following the Early Tender Date and before the Expiration Date, to accept for exchange any Existing Notes validly tendered (and not validly withdrawn) at or prior to the Early Tender Date (the date of such exchange, the “Early Settlement Date”). The Early Settlement Date will be determined at the option of the Issuers and is currently expected to occur on February 12, 2025, the third business day following the Early Tender Date. If, after the Early Tender Date, the Issuers choose to exercise their option to have an Early Settlement Date and all conditions to the applicable Offer have been or are concurrently satisfied or waived by the Issuers, the Issuers will accept for exchange all Existing Notes validly tendered (and not validly withdrawn) in the Offers prior to the Early Tender Date, and the exchange for such Existing Notes will be made on the Early Settlement Date.

Press Release

Whether or not the Issuers choose to exercise their option to have an Early Settlement Date, if, at or prior to the Expiration Date, all conditions to the applicable Offer have been or are concurrently satisfied or waived by the Issuers, the Issuers will accept for exchange all Existing Notes validly tendered in such Offers at or prior to the Expiration Date, and not validly withdrawn at or prior to the Withdrawal Deadline (the date of such exchange, the “Final Settlement Date”). The Final Settlement Date will be promptly after the Expiration Date and is currently expected to occur on February 28, 2025, the third business day immediately following the Expiration Date. Each of the Early Settlement Date and the Final Settlement Date is referred to as a “Settlement Date.”

In addition to the Exchange Consideration or Total Consideration, as applicable, the Issuers will pay in cash all of the accrued and unpaid interest on the Existing Notes accepted in the Offers from the applicable latest interest payment date for such series of Existing Notes to, but not including, the Early Settlement Date or the Final Settlement Date, as applicable. Eligible Holders who receive New Notes in exchange for Existing Notes on the Final Settlement Date will receive New Notes that will, if the Early Settlement Date has occurred, have an embedded entitlement to pre-issuance interest for the period from, and including, the Early Settlement Date to, but not including, the Final Settlement Date. As a result, the cash payable for accrued and unpaid interest on the Existing Notes exchanged on the Final Settlement Date will be reduced by the amount of pre-issuance interest on the New Notes exchanged therefor.

Existing Notes may not be withdrawn from an Offer, and the related consents may not be revoked from the applicable Consent Solicitation, after 5:00 p.m., New York City time, on February 7, 2025, unless extended by the Issuers (the “Withdrawal Deadline”), subject to applicable law. If an Eligible Holder validly withdraws its tendered Existing Notes from an Offer prior to the Withdrawal Deadline, such Eligible Holder will be deemed to have revoked its related consents and may not deliver a subsequent consent without re-tendering such Existing Notes in the applicable Offer.

The Company will not receive any cash proceeds from the issuance of the New Notes in connection with the Offers. The Existing Notes acquired in the Offers will be retired and cancelled. The Company intends to use cash on hand to pay (i) the cash component of any Early Exchange Premium payable, (ii) the accrued but unpaid interest on the Existing Notes exchanged in the Offers, and (iii) other related estimated fees and expenses in connection with the Refinancing Transactions.

The Issuers reserve the right to amend the terms of the Offers and Consent Solicitations, either as a whole or with respect to one or more series of the Existing Notes, without extending the Early Tender Date or the Withdrawal Deadline or otherwise reinstating withdrawal rights, subject to applicable law. The Offers and Consent Solicitations are subject to the satisfaction or waiver of certain conditions set forth in the offering memorandum and consent solicitation statement (the “Offering Memorandum”), including, among other things, the Minimum Issuance Conditions, the Requisite Consents Condition, and the Credit Facilities Transactions Condition. The Issuers reserve the right, subject to applicable law, to extend, amend, terminate, or withdraw the Offers and Consent Solicitations at any time. In the event an Offer is terminated, such Offer will not be consummated, the related Proposed Amendments and Primo Guarantor Releases, as applicable, will not become operative, tendering Eligible Holders will not receive any consideration, Existing Notes tendered pursuant to such Offer will be promptly returned to such Eligible Holders, and the related consents will be deemed void.

The Offers and Consent Solicitations are being made, and the New Notes are being offered and issued, pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and are also not being registered under any state or foreign securities laws. The New Notes may not be offered or sold in the United States or to any U.S. persons except pursuant to an exemption from, or in a transaction not subject to, the

Press Release

registration requirements of the Securities Act. The Offers and Consent Solicitations will only be made, and the New Notes are only being offered and issued, to holders of Existing Notes who are (a) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act, (b) institutional accredited investors, as defined in SEC Rule 501(a)(1), (2), (3) or (7), or (c) not “U.S. persons,” as defined in Rule 902 of Regulation S under the Securities Act (such holders, the “Eligible Holders”), and only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review this Offering Memorandum or to participate in the Offers and Consent Solicitations. The eligibility certification is available electronically at: https://gbsc-usa.com/eligibility/primo-triton.

None of the Company, the dealer managers and solicitation agents for the Offers and Consent Solicitations, the Exchange Agent (as defined below), the Information Agent (as defined below), any trustee or collateral agent for any series of Existing Notes or New Notes, or any affiliate of any of them makes any recommendation as to whether any Eligible Holder of Existing Notes should tender or refrain from tendering all or any portion of the principal amount of such Eligible Holder’s Existing Notes for New Notes in the Offers. No one has been authorized by any of them to make such a recommendation. Eligible Holders must make their own decision whether to tender Existing Notes in the Offers and, if so, the amount of such Existing Notes to tender.

Only Eligible Holders may receive a copy of the Offering Memorandum and participate in the Offers and Consent Solicitations. The Issuers have engaged Global Bondholder Services Corporation to act as the exchange agent (in such capacity, the “Exchange Agent”) and information agent (in such capacity, the “Information Agent”) for the Offers. Questions concerning the Offers or the Consent Solicitations, or requests for additional copies of the Offering Memorandum or other related documents, may be directed to Corporate Actions by telephone at (855) 654-2015 (U.S. toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. Eligible Holders should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Exchange Offer and the Consent Solicitation.

This communication is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation, or sale of any security in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

About Primo Brands Corporation

Primo Brands is a leading North American branded beverage company with a focus on healthy hydration, delivering responsibly and domestically sourced diversified offerings across products, formats, channels, price points, and consumer occasions, distributed in every state and Canada.

Primo Brands has an extensive portfolio of highly recognizable, responsibly sourced, and conveniently packaged branded beverages distributed across more than 200,000 retail outlets, including established billion-dollar brands, Poland Spring® and Pure Life®, premium brands like Saratoga® and Mountain Valley®, regional leaders such as Arrowhead®, Deer Park®, Ice Mountain®, Ozarka®, and Zephyrhills®, purified brands including Primo Water® and Sparkletts®, and flavored and enhanced brands like Splash® and AC+ION®. These brands are sold directly across retail channels, including mass food, convenience, natural, drug, wholesale, distributors, and home improvement, as well as food service accounts in North America.

Primo Brands also has extensive direct-to-consumer offerings with its industry-leading line-up of innovative water dispensers, which create consumer connectivity through recurring water purchases across its Water Direct, Water Exchange and Water Refill businesses. Through its Water Direct business, Primo Brands delivers hydration solutions direct to home and business

Press Release

consumers. Through its Water Exchange business, consumers can visit approximately 26,500 retail locations and purchase a pre-filled, multi-use bottle of water that can be exchanged after use for a discount on the next purchase. Through its Water Refill business, consumers have the option to refill empty multi-use bottles at approximately 23,500 self-service refill stations. Primo Brands also offers water filtration units for home and business consumers across North America.

Primo Brands is a leader in reusable and circular packaging, helping to reduce waste through its reusable, multi-serve bottles and innovative brand packaging portfolio, made from recycled plastic, aluminum, and glass. Primo Brands responsibly sources from numerous springs and manages water resources for long-term sustainability, helping to protect more than 28,000 acres of watershed and wetlands area owned by the Company for preservation and to promote continued consumer access to clean, safe drinking water. The Company is proud to partner with the International Bottled Water Association (“IBWA”) in North America, which supports strict adherence to safety, quality, sanitation, and regulatory standards for the benefit of consumer protection. Primo Brands believes in fostering a respectful culture that values its associates and key stakeholders, and is deeply invested in quality hydration, its communities, and the sustainability of its packaging and water sources for generations to come. Primo Brands will continue Primo Water’s and BlueTriton’s strong support for American communities during natural disasters, in dealing with local and regional hydration quality issues, and in connection with many other local community challenges.

Primo Brands employs more than 13,000 associates with dual headquarters in Tampa, Florida, and Stamford, Connecticut, and has more than 70 production facilities and more than 240 depots for efficient delivery to customers and consumers across North America.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements and forward-looking information within the meaning of applicable securities laws conveying management’s expectations as to the future based on plans, estimates, and projections at the time of such statements. Forward-looking statements involve inherent risks and uncertainties, and several important factors could cause actual results to differ materially from those contained in any such forward-looking statement. In some cases, forward-looking statements may be identified by words such as “may,” “will,” “would,” “should,” “could,” “expect,” “aim,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “predict,” “project,” “seek,” “potential,” “opportunities,” and other similar expressions and the negatives of such expressions. However, not all forward-looking statements contain these words. They also include statements regarding the Company’s intentions, beliefs, or current expectations concerning, among other things, the Offers and Consent Solicitations and the issuance of the New Notes, the Company’s outlook, results of operations, financial condition, liquidity, prospects, growth, strategies, potential cost savings, and the impact of commercial, manufacturing, supply chain, and cost savings initiatives, the industry in which the Company operates, including its expectations about market trends and market opportunity, and other information that is not historical information. These statements involve known and unknown risks, uncertainties, and other factors that may cause the Company’s actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements.

Although management believes that it has a reasonable basis for each forward-looking statement contained in this press release, you are cautioned that these statements are based on a combination of facts and factors currently known by the Company and its expectations of the future, about which it cannot be certain. Important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: (i) difficulties with integrating the

Press Release

businesses of Primo Water Corporation (“Primo Water”) and Triton Water Parent, Inc. (“BlueTriton”) and in realizing the expected benefits of such combination of such businesses (the “Business Combination”); (ii) the unfavorable outcome of legal proceedings that may be instituted against the parties to the Business Combination in connection with such transaction; (iii) the inability to capture all or part of the expected benefits of the Business Combination, including potential synergies and the ability to integrate Primo Water’s business and BlueTriton’s business successfully in the expected time frame; (iv) fees and expenses associated with completing the Business Combination; (v) potential liabilities that are not known, probable, or estimable at this time; (vi) the inability to retain Primo Water or BlueTriton management, associates, or key personnel; (vii) the impact of future domestic and international industry trends on the Company and its future growth, business strategy, and objectives for future operations; (viii) the impact of the significant amount of the Company’s consolidated indebtedness, which could decrease business flexibility; (ix) the inability to refinance or restructure existing indebtedness obligations on favorable terms, or at all; (x) the possibility that claims, assessments, or liabilities were not discovered or identified in the course of performing due diligence investigations of the two businesses of Primo Water and BlueTriton; (xi) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (xii) the behavior of financial markets, including fluctuations in foreign currencies, interest rates, and turmoil in capital markets; (xiii) risks related to the New Notes; (xiv) the Company’s ability to comply with debt covenants and service its debt; (xv) impacts to the value of the collateral assets securing our indebtedness; (xvi) the ability of the Company to consummate the Offers and Consent Solicitations in a timely manner or at all; and (xvii) other factors discussed in more detail in the Offering Memorandum.

As a result of these factors, the Company cannot assure you that the forward-looking statements in this press release will prove to be accurate. You should understand that it is not possible to predict or identify all such factors. Consequently, you should not consider any such list to be a complete discussion of all potential risks or uncertainties that may substantially impact the Company’s business. Moreover, Primo Brands operates in a competitive and rapidly changing environment. New factors emerge from time to time and it is not possible to predict the impact of all of these factors on the Company’s business, financial condition, or results of operations.

Furthermore, if any forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Primo Brands or any other person that the Company will achieve its objectives, plans, or cost savings in any specified time frame or at all. In addition, even if its results of operations, financial condition, and liquidity, and the development of the industry in which the Company operates, are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. The forward-looking statements contained in this press release are made only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Press Release

Contact

Primo Brands Corporation

Jon Kathol

Vice President, Investor Relations

813-544-8515

investorrelations@primowater.com

Source

Primo Brands Corporation